BBH PRIME INSTITUTIONAL MONEY MARKET FUND, INC.
----------------------------------------------------------------------------
Supplement to the prospectus dated September 29, 2004.


Under the heading entitled "INVESTOR INFORMATION - Redemption of Shares," please delete the third paragraph and replace it with the following:


     "Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting redemption request in good order to the Fund through the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to shareholders of the Fund normally on the day the redemption request is executed. Under certain circumstances redemptions may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally under this section, redemptions may be postponed or suspended if (i) the NYSE is closed for trading or trading is restricted, (ii) an emergency exists which makes the dispatch of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption."


                                                               December 17, 2004



Brown Brothers Harriman
140 Broadway
New York, NY 10005
Cusip 05528X 109